Short-term Investments	12 Months Ended
Dec. 31, 2016
Short-term Investments [Abstract]
Short-term Investments

4. Short-term Investments

Nucor held $150.0 million and $100.0 million of short-term investments as of December 31, 2016 and 2015, respectively. The investments held as of December 31, 2016 consisted of certificates of deposit (CDs). The investments held as of December 31, 2015 consisted of CDs and fixed term deposits. These investments are classified as available-for-sale. The interest rates on the fixed term deposits and CDs are fixed at inception and interest income is recorded as earned.

No realized or unrealized gains or losses were incurred in 2016, 2015 or 2014.

The contractual maturities of all of the fixed term deposits and CDs outstanding at December 31, 2016 are before December 31, 2017.